IMMTECH INTERNATIONAL, INC.

                        1993 STOCK OPTION AND AWARD PLAN
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                           IMMTECH INTERNATIONAL, INC.
                        1993 STOCK OPTION AND AWARD PLAN

1.    Purposes of the Plan

      1.01 The purposes of the Immtech International Inc. 1993 Stock Option and Award Plan are (a) to assist Immtech International Inc. in attracting and retaining in the employ of the Company and any Subsidiaries individuals of outstanding competence, and (b) to provide performance incentives for officers, executives, key employees of and advisors and independent consultants to the Company and any Subsidiaries.

2.    Definitions

      Unless otherwise required by the context, the terms used in this Plan shall have the meanings indicated in this Section 2.

      "Award" or "Stock Award": An award of shares of Common Stock granted pursuant to paragraph 6.03.

      "Beneficiary": As applied to a participant in the Plan, a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to whom an Option or Award may pass in the event of the death of the participant. If, at the death of a participant, there shall not be any living person or entity in existence so designated, the term "Beneficiary" shall mean the legal representative of the participant's estate.

      "Board or Board of Directors": The Board of Directors of the Company.

      "Committee": The Option Committee of the Board of Directors or such other committee as may be designated by the Board of Directors pursuant to the provisions of paragraph 4.01 to administer the Plan.

      "Common Stock": The common stock of the Company, $0.10 par value, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

      "Consultant": An advisor or independent consultant to the Company who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary. A non-employee director on the Company's Board of Directors shall not be considered a Consultant eligible to receive Options or Awards under the Plan.
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      "Company": Immtech International Inc., a Delaware corporation, its successors and assigns.

      "Incentive Stock Option": A form of stock option which is, by specific provision of the Internal Revenue Code of 1986, as amended, not subject to federal income tax at the time of its exercise and issuable only to employees of the corporation granting the option or a parent or subsidiary of such corporation.

      "Key Employee": An employee of the Company or of a Subsidiary regularly employed on a full-time basis, including an officer or director if he is such an employee, who, in the opinion of the Committee, is in a position to make significant contributions to the Company or a Subsidiary.

      "Market Value": As applied to a specific date and unless otherwise specifically defined in the text of the Plan, (i) the mean between the highest and lowest reported sale prices on the New York Stock Exchange - Composite Transactions Table (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (ii) if the Common Stock is not listed on any domestic exchange, the mean between the closing high bid and low asked prices as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or (iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are no reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) and (ii) using the reported sale prices or quotations on the last previous date on which so reported; or if none of the foregoing clauses apply, (iv) the fair market value as determined in good faith by the Committee.

      "Optionee": A Key Employee or Consultant who has received an Option or Options under the Plan.

      "Option" or "Stock Option": An option to purchase shares of Common Stock granted pursuant to paragraph 6.0l.

      "Permanent Disability": The permanent incapacity of a participant to perform the usual duties of his employment by reason of physical or mental impairment. Permanent Disability shall be deemed to exist when so determined by the Committee based upon a written opinion of a licensed physician who has been approved by the Committee. For purposes of an Incentive Stock Option, "Permanent Disability" shall be interpreted consistent with the requirements of Code
Section 22(e)(3).

      "Plan": The Immtech International Inc. 1993 Stock Option and Award Plan as from time to time amended.


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      "Restricted Stock": Shares of Common Stock issued or transferred subject to restrictions precluding a sale or other disposition for a period of time (other than as specifically may be permitted) and requiring as a condition to retention compliance with any other terms and conditions that may be imposed by the Committee.

      "Retirement": The termination of a participant's employment with the Company and its Subsidiaries due to and consistent with the retirement policies of the Company and its Subsidiaries.

      "Rule 16b-3": As applied on a specific date, Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as then in effect or any other provision that may have replaced such Rule and be then in effect.

      "Subsidiary": A corporation or other form of business association of which Shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company.

      "Supplement": Rules of general application consistent with the Plan adopted by the Committee as a supplement thereto for the administration or implementation of the Plan or a portion thereof.

3.    Scope of the Plan

      The Plan shall apply to the Company and to any Subsidiaries which have not been specifically excluded by the Board of Directors.

4.    Administration

      4.01 The Plan shall be administered by a committee of two or more persons selected by the Board of Directors from its own membership, which shall be the Option Committee of the Board of Directors unless another committee of the
Board shall be designated by the Board. Should the Company, pursuant to Section 8 of the Plan, elect to register any of the shares of Common Stock covered by the Plan upon a national securities exchange pursuant to the Securities Exchange Act of 1934, no member of the Committee shall be eligible to participate in the Plan and no person shall be appointed to or shall serve as a member of the Committee unless at the time of such appointment and service such person shall be a "disinterested person," as defined in Rule 16b-3. Until changed by the Board of Directors, the Committee shall consist of the following directors:
____________________________.


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      4.02 The Committee shall have full power to interpret and administer the
Plan and full authority to act in determining who shall be participants in the Plan, the number of Options and/or Awards to be granted to each participant, and the conditions, form, manner, time and terms of payment under such Options and/or Awards. The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all actions taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

      4.03 The Committee may adopt such rules, regulations and Supplements, not inconsistent with the provisions of the Plan, as it deems necessary (a) to determine participation in the Plan, the amount to be granted to each participant and the conditions, form, manner, time and terms of payment under such Options and Awards and (b) to administer the Plan, and may amend or revoke any such rule, regulation or Supplement.

      4.04 No member or former member of the Committee or of the Company's Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Award granted hereunder. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Company's Board of Directors shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees and expenses of counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan, unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

5.    Stock Subject to the Program: Adjustments Upon Changes in Capitalization

      5.01 As of June ___,1993, and until further increased by the stockholders of the Company, the aggregate number of shares of Common Stock which may be issued or transferred under the Plan after such date shall not exceed __________ subject to the provisions of paragraph 5.02 and 6.02(k). Such shares may be authorized but unissued shares of Common Stock, shares of treasury stock or shares purchased for the Plan pursuant to the provisions of paragraph 7.05.

      5.02 In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization,


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reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares to be subject to Options and Awards thereafter granted, the number and kind of shares subject to Options and Awards theretofore granted, and the purchase price per share under outstanding option agreements shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Optionees and recipients of Awards under the Plan; provided, however, that in the case of Incentive Stock Options, such adjustments shall be consistent with Section 422 of the Internal Revenue Code of 1986, as amended, and with the applicable regulations of the U.S. Treasury Department.

6.    Stock 0ptions and Awards

      6.01 Grants of Options.

      (a) The form or forms of Options and the number of shares of Common Stock to be made subject to such Options shall be determined by the Committee. Any or all Options granted to Key Employees under the Plan may be in the form of Incentive Stock Options. Incentive Stock Options may be granted by the Committee in substitution for any Stock Option heretofore or hereafter granted to Key Employees under the Plan or under any prior stock option plans of the Company and such substitution shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise, to the extent permitted by applicable law.

      (b) Subject to the adjustment provisions of paragraph 5.02, the maximum number of shares of Common Stock which may be issued or transferred to a participant subject to Stock Options shall not exceed such number as shall be fixed by the Committee from time to time.

      (c) Notwithstanding anything in the Plan to the contrary, the aggregate Market Value (determined on the date the Option is granted) of the Common Stock for which any Key Employee may be granted Incentive Stock Options in the calendar year in which such Options are first exercisable (under all plans of the Company or any Subsidiary which provide for the granting of Incentive Stock Options) shall not exceed $100,000. Consultants may not be granted Incentive Stock Options.

      6.02 Option Provisions. Options shall be subject to the following provisions:


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      (a)   Options may be granted only to Key Employees and Consultants selected by the Committee.

      (b) The Option price per share of Common Stock shall be determined by the Committee, but in the case of Incentive Stock options shall not be less than 100% of the Market Value thereof on the date the Option is granted.

      (c) The expiration date of each Option shall be established by the Committee at the time the Option is granted, but such date shall not be later than ten years from the date the Option is granted. Except as required with respect to Incentive Stock Options pursuant to
            Section 422 of the Internal Revenue Code of 1986, as amended, the Committee may extend the term of an Option which has a term of less than ten years for a period ending not later than ten years from the date of the Option grant and such extension shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise. The extension of the term of an Option shall be subject to the consent of the holder of the Option and may be made at any time prior to the expiration of the Option. Incentive Stock Options may not be granted more than ten years after the Plan is adopted by the stockholders of the Company.

      (d) Options may be exercised as to all or any portion of the shares of Common Stock subject to the Option while the original Optionee has a relationship with the Company which confers eligibility to be granted Options, but not later than the expiration date specified in such Option.

      (e) Options granted to a Key Employee shall not be affected by any change in the nature of the Key Employee's employment so long as he continues to be employed by the Company or a Subsidiary. Approved leaves of absence shall not be considered a termination or interruption of full-time employment for any purpose of the Plan.

      (f) Each Option shall terminate if and when the Optionee shall cease to be an employee of or advisor or consultant, to the Company or its Subsidiaries, except as follows (subject to the provisions of the Internal Revenue Code and applicable regulations of the U.S. Treasury Department concerning Incentive Stock Options):


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            (i)   If an Optionee dies while an employee of the Company or a
                  Subsidiary, his Option may be exercised to the extent that the Optionee could have done so at the date of his death by his Beneficiary, at any time, or from time to time, within one year after the date of the Optionee's death but not later than the expiration date specified in such Option.

            (ii) If an Optionee's employment by the Company or a Subsidiary shall terminate because of Permanent Disability, such employee may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within one year of such termination but not later than the expiration date specified in such Option.

            (iii) If an Optionee's employment by the Company or a Subsidiary shall terminate due to Retirement, the Optionee may exercise any Option to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within one year of such Retirement but not later than the expiration date specified in such Option.

            (iv) Except as provided in the following provisions of this paragraph 6.02(f), if the Optionee's employment by the Company or a Subsidiary shall terminate for any reason other than death, Permanent Disability or Retirement as aforesaid, he may exercise his Option, to the extent that he could have done so at the date of his termination of employment, at any time, or from time to time, within three months of the date of termination of his employment but not later than the expiration date specified in such Option.

            (v) Notwithstanding anything in the Plan to the contrary, if an Optionee's employment is terminated for cause, his ability to exercise such Option shall terminate on the date of his termination of employment. For this purpose, termination for "cause" shall mean termination for reason of habitual intoxication, drug addiction, material theft, proven dishonesty, gross misconduct, embezzlement, fraud, conviction of a felony (whether connected with the employment relationship or not), disclosure of material trade secrets or business information of the Company or


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                  a Subsidiary or use of the facilities or premises of the
                  Company or a Subsidiary for the conduct of unlawful or unauthorized activities or transactions, or termination of employment voluntarily and entering into competition with the Company or a Subsidiary.

            (vi) Notwithstanding anything in the Plan to the contrary, the Committee may at any time terminate an Option if it shall, in the reasonable exercise of its judgment, find that the Optionee has disclosed without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company or a Subsidiary, any material confidential information of the Company or a Subsidiary or has engaged in material competition with the Company or any Subsidiary or in any activities otherwise contrary to the best interests of the Company. The right to exercise this Option has been granted, and the compensation to be realized in the event of exercise has been provided, upon the express understanding that the Optionee shall refrain from engaging in any activities contrary to the best interests of the Company.

      (g) If any Optionee is not an employee of the Company or a Subsidiary, but rather is a provider to the Company or a Subsidiary of other services of the type contemplated by Sections 1 and 2 of the Plan, the following provisions shall apply as if the Optionee were an employee of the Company or a Subsidiary:

                  (i) Paragraph 6.02(f)(i) shall apply if the service relationship terminates because of the Optionee's death.

                  (ii) Paragraph 6.02(f)(ii) shall apply if the service relationship terminates because of the Optionee's permanent disability.

                  (iii) Paragraph 6.02(f)(iii) shall apply if the service
                        relationship terminates because of the Optionee's retirement.

                  (iv) Paragraph 6.02(f)(iv) shall apply if the service relationship terminates for any other reason than the Optionee's death, permanent disability or retirement.


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                  (v)   Notwithstanding paragraphs 6.02(f)(i) through
                        6.02(f)(iv), above paragraph 6.02(f)(v) shall apply if the service relationship is terminated by the Company or a Subsidiary for cause.

                  (vi)  Paragraph 6.02(f)(vi) shall apply as written.

      (h)   Subject to the provisions of paragraphs 6.02(c), (d), (e), (f) and
            (g) and of the Option agreement pursuant to which an Option is granted, Options may be exercised, in whole or in part, at any time during the term of the Option, except that no Option shall be exercisable prior to the date six months after date of grant of the Option.

      (i) An Option shall be considered exercised under the Plan on the date written notice is mailed (postage prepaid) or delivered to the Secretary of the Company advising of the exercise of a particular Option and transmitting payment of the Option price for the shares involved, but this provision shall not preclude exercise of an Option by any other proper legal method.

      (j) Options are not transferable other than by will or by the laws of descent and distribution, and during a participant's lifetime are exercisable only by him or by his guardian or legal representative.

      (k) The committee may place such conditions and restrictions on the exercise of Options and on the transferability of shares of Common Stock received upon exercise of an Option, in addition to those contained herein, as it shall deem appropriate and, without limiting the generality of the foregoing may provide in the Option grant that shares of Common Stock issued or transferred upon exercise of the Option shall be shares of Restricted Stock subject to forfeiture upon failure to comply with such conditions and restrictions, and/or shall be subject to repurchase by the Company on the occurrence of various events.

      (l) Following the death of a participant, and upon the request of the Beneficiary, the Company may at its election, (i) at any time while the Option may be exercised, purchase the Option at a price equal to the difference between the Market Value, on the date such request is mailed (postage prepaid) or delivered to the Secretary of the Company, of the shares of Common Stock subject to exercise and the Option price of such


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            shares of Common Stock, or (ii) within thirty days following the exercise of an Option, purchase the shares of Common Stock so acquired at their Market Value on the date of exercise. The number of shares of Common Stock purchased by the Company shall be considered issued and transferred for Purposes of paragraphs 5.01 and 6.01(c).

      (m) No shares of Common Stock shall be issued or transferred upon exercise of an Option until full payment therefor has been made. Such payment shall be made in cash. A holder of an Option shall have none of the rights of a stockholder until shares of Common Stock are issued or transferred as the result of the exercise of such Option. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be available for general corporate purposes.

      6.03 Stock Awards. A Stock Award under this Plan shall confer on a Key Employee or Consultant the right to receive specified number of shares of the Company's Common Stock or cash, or a combination of both, having a value which is related to or based upon a designated number of such shares. A Stock Award may be in the form of, among others, a stock grant, share unit, or stock appreciation right, and Stock Awards may (but need not) be subject to the attainment of specified performance goals or targets, restrictions on transfer or forfeitability provisions, as more fully set out in specific Stock Award agreements. Stock Awards may be given to a Key Employee or Consultant subject to such rules and conditions as the Committee, in its sole discretion, may establish for such Stock Awards.

7.    General Provisions

      7.01 Neither the adoption of the Plan nor its operation, nor any booklet or other document describing or referring to the Plan, or any part thereof,
(a) shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary or shall in any way affect the right and power of the Company or any Subsidiary to dismiss or otherwise terminate the employment of any employee at any time for any reason with or without cause, or (b) shall confer upon any advisor or consultant to the Company or any Subsidiary any right to continue in such capacity or shall in any way affect the right of the Company to terminate the advisory or consulting relationship at any time for any reason with or without cause. If the Company or any Subsidiary shall terminate the employment or advisory or consulting relationship of a participant for any reason, whether or not for cause, neither the Company nor such Subsidiary shall incur any liability to the participant due to the inability of the participant by reason of such termination


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to exercise thereafter any Option, to receive any grant under the Plan or to be eligible thereafter for any grant under the Plan.

      7.02 By accepting any benefits under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.

      7.03 Appropriate provision shall be made for all taxes which the Company requires to be withheld in connection with the exercise of Options or the grant of Awards, under the laws of any governmental authority, whether Federal, state or local and whether domestic or foreign. The Committee may in its discretion permit a participant to elect at any time, but in no event later than six months prior to the exercise of any Option, to have a portion of the shares subject to such exercise withheld by the Company for the purpose of satisfying any tax withholding under Federal, state or local tax laws.

      7.04 (a) No rights under the Plan shall be assignable, either voluntarily (except as may specifically be permitted for gifts of Restricted Stock), or involuntarily by way of encumbrance, pledge, attachment, levy or charge of any nature (except as may be required by state or federal law). Notwithstanding anything in the Plan to the contrary, a participant may designate a Beneficiary to receive am Option and/or Award in the event of the participant's death.

      (b) Nothing in the Plan shall require the Company or any Subsidiary to segregate or set aside any funds or other property for the purpose of paying Common Stock upon the exercise of Options or the granting of Awards. No participant, Beneficiary or other person shall have any right, title or interest in any amount awarded under the Plan prior to payment thereof, or in any property of the Company or its Subsidiaries or affiliated corporations.

      7.05 It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying an Option or granting an Award, or for the purpose of replacing shares issued or transferred in payment of an Option or granting of an Award. All shares so purchased shall, unless and until transferred in payment of such Option or in granting such Award, be at all times the property of the Company available for any corporate purpose; and no participant or employee or Beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.


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      7.06 Headings are given to the sections of the Plan solely as a convenience to facilitate reference; neither such headings nor numbering or paragraphing shall be deemed in any way material or relevant to the construction of the Plan or any provision thereof.

      7.07 The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

      8. Compliance with Other Laws and Regulations. The Plan, the grant and exercise of Options and Awards thereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options and Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of an Option, the Company may require each Optionee (or any person acting under paragraph 6.02(f)(i)), to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and to make such other representations deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Options or granting of Awards shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE 0F SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER THE SECURITIES LAWS OF ANY STATE.

9.    Effective Date

      The Plan shall become effective if and when, but not until, it is approved by the stockholders of the Company.


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10.   Amendment or Termination of Program

      10.01 The Plan, or any part thereof, may be otherwise amended by the Board of Directors at any time, provided that, without the approval of the stockholders of the Company, no such amendment shall be effective which amends the provisions of the Plan so as to (i) increase the maximum number of shares of Common Stock which may be made subject to Options or Awards above the amount authorized by paragraph 5.01, (ii) change materially the class of employees eligible to participate in the Plan, (iii) amend the provisions of paragraph
4.01 relating to the administration of the Plan by the Committee and the eligibility of a Board member to serve on the Committee, (iv) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3, if relevant, or (v) amend this Section 10.

      10.02 The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, at any time terminate the Plan or any portion thereof.

      10.03 No amendment or termination of the Plan or any portion thereof by the Board of Directors or the stockholders shall, without the consent of a participant adversely affect any award previously made or any Option or Award or any other rights previously granted to him.

11.   Applicable Law

      This Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of Delaware.


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